                                                                   Exhibit 99.01

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.      00 B 28798
                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For Month Ending March 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                     $     4,200,744
                                                   -------------------
RECEIPTS:
            1. Receipts from operations (3)           $        43,354
                                                   -------------------
            2. Other Receipts (4)                     $        51,017
                                                   -------------------
            3. Miscellaneous Receipts                 $        93,644
                                                   -------------------
            4. Sale Of Assets                         $       519,750
                                                   -------------------
            5. Foothill Funding                       $             -
                                                   -------------------
            6. General Motors Funding                 $             -
                                                   -------------------
DISBURSEMENTS:
            3. Net payroll:
               a. Officers                            $        20,767
                                                   -------------------
               b. Others                              $       125,769
                                                   -------------------
            4. Taxes
               a. Federal Income Taxes                $        46,827
                                                   -------------------
               b. FICA withholdings                   $        17,104
                                                   -------------------
               c. Employee's withholdings (1)         $         6,559
                                                   -------------------
               d. Employer's FICA                     $        17,104
                                                   -------------------
               e. Federal Unemployment Taxes          $         3,235
                                                   -------------------
               f. State Income Tax                    $         6,571
                                                   -------------------
               g. State Employee withholdings         $             -
                                                   -------------------
               h. All other taxes                     $         2,250
                                                   -------------------
            5. Necessary expenses:
               a. Rent or mortgage payments (s)       $        14,415
                                                   -------------------
               b. Utilities                           $        28,414
                                                   -------------------
               c. Insurance & Benefits                $       231,896
                                                   -------------------
               d. Merchandise bought for
                    manufacture or sale               $             -
                                                   -------------------
               e. Other necessary expenses
                    Foothill Secured Loan             $             -
                                                   -------------------
                    Asset Sale Related Expenses       $             -
                                                   -------------------
                    Union Closure Agreement           $      (159,252)
                                                   -------------------
                    Professional/Trustee Fees         $        45,377
                                                   -------------------
                    All Other Disbursements           $        22,862
                                                   -------------------

TOTAL DISBURSEMENTS                                   $       429,898
                                                   -------------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $       277,867
                                                                                -------------------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798         $     4,938,556
                                                                                -------------------
            OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798         $       (10,272)
                                                                                -------------------
            PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798         $      (483,166)
                                                                                -------------------
            ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
            PAYROLL ACCOUNT: 5800026501                                            $         7,115
                                                                                -------------------
ENDING BALANCE IN ALL ACCOUNTS                        $     4,452,233
                                                   -------------------


(1) Includes wage garnishments
(2) Checks in the amount of $159,252 recorded as a union closure expense during February, were voided an re-issued as payroll. Thus they are included in the net payroll and payroll taxes numbers above, but relate to the union closure agreement
(3) Includes $26,377 reveived in Foothill's lockbox during March,and $39,748 to date, due from them and therefore not in any of our accounts.
(4) Includes $5,293 of Enprotech cash received in our lockbox payable to Enprotech.

                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2001


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF MARCH 1 THROUGH MARCH 31, 2001 (1)



        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------
      None                        General Motors                                               $       -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
                                  Additional Receipts                                                  -
      Various                                Employee Related/COBRA Receipts-Foothill             51,017
      Various                                Operational Receipts                                 43,354
      Various                                Sale Of Rail Cars                                   519,750
      Various                                Other Receipts                                       93,644
      Various                                GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                 $ 707,765
                                                                                         ----------------


(1) Please see attached pages for the detail of receipts by Company bank account


                       OPERATING REPORT Page 2 (2 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2001

      Bank:             LASALLE BANK N.A.
                        --------------------------------------------------------
      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
      Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                        --------------------------------------------------------
      Account No.:      58000272592
                        --------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------
      None                        General Motors                                               $       -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
      Various                     Additional Receipts                                                  -
      Various                                Employee Related/COBRA Receipts                      51,017
      Various                                Operational Receipts                                 43,354
      Various                                Sale Of Rail Cars                                   519,750
      Various                                Other Receipts                                       93,644
      Various                                GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                 $ 707,765
                                                                                         ----------------


Receipts may be identified by major categories. It is not necessary to list each transaction


                       OPERATING REPORT Page 2 (3 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2001

      Bank:             LASALLE BANK N.A.
                        --------------------------------------------------------
      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
      Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                        --------------------------------------------------------
      Account No.:      5800272592
                        --------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------
      None                        General Motors                                               $       -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
      Various                     Additional Receipts                                                  -
      Various                                Employee Related/COBRA Receipts                      51,017
      Various                                Operational Receipts                                 43,354
      Various                                Sale Of Rail Cars                                   519,750
      Various                                Other Receipts                                       93,644
      Various                                GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                 $ 707,765
                                                                                         ----------------


Receipts may be identified by major categories. It is not necessary to list each transaction


                       OPERATING REPORT Page 2 (3 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2001

      Bank:             LASALLE BANK N.A.
                        --------------------------------------------------------
      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
      Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                        --------------------------------------------------------
      Account No.:      5800272618
                        --------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------
      None                        General Motors                                                     $ -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
                                  Additional Receipts
      None                                   Employee Related/COBRA Receipts-Foothill                  -
      None                                   Operational Receipts                                      -
      None                                   Sale Of Rail Cars                                         -
      None                                   Other Receipts                                            -
      None                                   GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                       $ -
                                                                                         ----------------


                       OPERATING REPORT Page 2 (4 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2001

      Bank:             LASALLE BANK N.A.
                        --------------------------------------------------------
      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
      Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS
                        PAYABLE ACCOUNT
                        --------------------------------------------------------
      Account No.:      5800272600
                        --------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------
      None                        General Motors                                                     $ -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
                                  Additional Receipts
      None                                   Employee Related/COBRA Receipts-Foothill                  -
      None                                   Operational Receipts                                      -
      None                                   Sale Of Rail Cars                                         -
      None                                   Other Receipts                                            -
      None                                   GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                       $ -
                                                                                         ----------------


                       OPERATING REPORT Page 2 (5 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING March 31, 2001

      Bank:             LASALLE BANK N.A.
                        --------------------------------------------------------
      Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
      Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                        --------------------------------------------------------
      Account No.:      5800026501
                        --------------------------------------------------------


        DATE RECEIVED                          DESCRIPTION                                        AMOUNT
        -------------                          -----------                                        ------
      None                        General Motors                                                     $ -
      None                        Chrysler Progress Payments                                           -
      None                        Chrysler Holdbacks                                                   -
      None                        Chrysler Repairs                                                     -
      None                        Misc. Holdbacks & Acceptances                                        -
      None                        Verson Std. Products                                                 -
      None                        Corporate                                                            -
      None                        Receipt of Escrow                                                    -
      None                        Note Receivable                                                      -
                                  Additional Receipts
      None                                   Employee Related/COBRA Receipts-Foothill                  -
      None                                   Operational Receipts                                      -
      None                                   Sale Of Rail Cars                                         -
      None                                   Other Receipts                                            -
      None                                   GM Funding                                                -
                                                                                         ----------------
                               TOTAL  RECEIPTS                                                       $ -
                                                                                         ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (6 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                DISBURSEMENT LISTING

                        FOR MONTH ENDING March 31, 2001

     SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF MARCH 1 THROUGH MARCH 31, 2001 (1)


      DATE DISBURSED            CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
      --------------            --------------                  -----------                        ------
         Various                   Various             Salaries, Benefits & Insurance          $ 478,083
           None                     None               Stay Bonus                                      -
         Various                   Various             Utilities                                  28,414
         Various                   Various             Rents & Leases                             14,415
           None                     None               Remaining Man. Costs                            -
           None                     None               Pre-Petition Vendor Payments                    -
           None                     None               Real Estate Taxes                               -
           None                     None               Asset Sale Related Expenses                     -
           None                     None               Foothill Capital-Secured Loan                   -
         Various                   Various             Union Closure Agreement                  (159,252)
           None                     None               Parts Purchases                                 -
         Various                   Various             Professional/Trustee Fees                  45,377
           None                     None               Correction Of February                          -
           None                     None               Boeing Letter of Credit                         -
           None                     None               Foothill Interest & Fees                        -
         Various                   Various             All Other                                  22,862

                                                                                       ------------------
                                                           TOTAL DISBURSEMENTS                 $ 429,898
                                                                                       ------------------


     (1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                                DESBURSEMENT LISTING

                        FOR MONTH ENDING March 31, 2001

     SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF MARCH 1 THROUGH MARCH 31, 2001 (1)


      DATE DISBURSED            CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
      --------------            --------------                  -----------                        ------
         Various                   Various             Salaries, Benefits & Insurance          $ 478,083
           None                     None               Stay Bonus                                      -
         Various                   Various             Utilities                                  28,414
         Various                   Various             Rents & Leases                             14,415
           None                     None               Remaining Man. Costs                            -
           None                     None               Pre-Petition Vendor Payments                    -
           None                     None               Real Estate Taxes                               -
           None                     None               Asset Sale Related Expenses                     -
           None                     None               Foothill Capital-Secured Loan                   -
         Various                   Various             Union Closure Agreement                  (159,252)
           None                     None               Parts Purchases                                 -
         Various                   Various             Professional/Trustee Fees                  45,377
           None                     None               Correction Of February                          -
           None                     None               Boeing Letter of Credit                         -
           None                     None               Foothill Interest & Fees                        -
         Various                   Various             All Other                                  22,862

                                                                                       ------------------
                                                           TOTAL DISBURSEMENTS                 $ 429,898
                                                                                       ------------------

     (1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                              DISBURSEMENT LISTING

                        FOR MONTH ENDING March 31, 2001

        Bank:           LASALLE BANK N.A.
                        --------------------------------------------------------
        Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
        Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                        --------------------------------------------------------
        Account No.:    5800272592
                        --------------------------------------------------------


      DATE DISBURSED            CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
      --------------            --------------                  -----------                        ------
         Various                   Various             Salaries, Benefits & Insurance          $ 211,490
           None                     None               Stay Bonus                                      -
           None                     None               Utilities                                       -
           None                     None               Rents & Leases                                  -
           None                     None               Remaining Man. Costs                            -
           None                     None               Pre-Petition Vendor Payments                    -
           None                     None               Real Estate Taxes                               -
           None                     None               Asset Sale Related Expenses                     -
           None                     None               Foothill Capital-Secured Loan                   -
           None                     None               Union Closure Agreement                         -
           None                     None               Parts Purchases                                 -
         Various                   Various             Professional/Trustee Fees                   9,910
           None                     None               Correction Of February                          -
           None                     None               Boeing Letter of Credit                         -
           None                     None               Foothill Interest & Fees                        -
         Various                   Various             All Other                                     984

                                                                                       ------------------
                                                           TOTAL DISBURSEMENTS                 $ 222,383
                                                                                       ------------------

         You must create a separate list for each bank account for which disbursements were


                       OPERATING REPORT Page 3 (8 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

made during the month.

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                              DISBURSEMENT LISTING

                        FOR MONTH ENDING March 31, 2001

        Bank:           LASALLE BANK N.A.
                        --------------------------------------------------------
        Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
        Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                        --------------------------------------------------------
        Account No.:    5800272618
                        --------------------------------------------------------


      DATE DISBURSED            CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
      --------------            --------------                  -----------                        ------
           None                     None               Salaries, Benefits & Insurance           $      -
           None                     None               Stay Bonus                                      -
           None                     None               Utilities                                       -
           None                     None               Rents & Leases                                  -
           None                     None               Remaining Man. Costs                            -
           None                     None               Pre-Petition Vendor Payments                    -
           None                     None               Real Estate Taxes                               -
           None                     None               Asset Sale Related Expenses                     -
           None                     None               Foothill Capital-Secured Loan                   -
           None                     None               Union Closure Agreement                         -
           None                     None               Parts Purchases                                 -
           None                     None               Professional/Trustee Fees                       -
         Various                   Various             Correction Of February                     20,219
           None                     None               Boeing Letter of Credit                         -
           None                     None               Foothill Interest & Fees                        -
           None                     None               All Other                                       -

                                                                                       ------------------
                                                    TOTAL DISBURSEMENTS                         $ 20,219
                                                                                       ------------------


                       OPERATING REPORT Page 3 (9 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                  You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                              DISBURSEMENT LISTING

                        FOR MONTH ENDING March 31, 2001

        Bank:           LASALLE BANK N.A.
                        ---------------------------------------------------------------
        Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        ---------------------------------------------------------------
        Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                        ---------------------------------------------------------------
        Account No.:    5800272600
                        ---------------------------------------------------------------


      DATE DISBURSED            CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
      --------------            --------------                  -----------                        ------
         Various                   Various             Salaries, Benefits & Insurance          $ 266,593
           None                     None               Stay Bonus                                      -
         Various                   Various             Utilities                                  28,414
         Various                   Various             Rents & Leases                             14,415
           None                     None               Remaining Man. Costs                            -
           None                     None               Pre-Petition Vendor Payments                    -
           None                     None               Real Estate Taxes                               -
           None                     None               Asset Sale Related Expenses                     -
           None                     None               Foothill Capital-Secured Loan                   -
         Various                   Various             Union Closure Agreement                  (159,252)
           None                     None               Parts Purchases                                 -
           None                     None               Professional/Trustee Fees                  35,467
         Various                   Various             Correction Of February                    (20,219)
           None                     None               Boeing Letter of Credit                         -
           None                     None               Foothill Interest & Fees                        -
         Various                   Various             All Other                                  21,878

                                                                                       ------------------
                                                  TOTAL DISBURSEMENTS                          $ 187,296
                                                                                       ------------------


                       OPERATING REPORT Page 3 (10 of 18)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                  You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                              DISBURSEMENT LISTING

                        FOR MONTH ENDING March 31, 2001

        Bank:           LASALLE BANK N.A.
                        --------------------------------------------------------
        Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                        --------------------------------------------------------
        Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                        --------------------------------------------------------
        Account No.:    5800026501
                        --------------------------------------------------------


      DATE DISBURSED            CHECK/WIRE NO.                  DESCRIPTION                        AMOUNT
      --------------            --------------                  -----------                        ------
           None                     None               Salaries, Benefits & Insurance              $   -
           None                     None               Stay Bonus                                      -
           None                     None               Utilities                                       -
           None                     None               Rents & Leases                                  -
           None                     None               Remaining Man. Costs                            -
           None                     None               Pre-Petition Vendor Payments                    -
           None                     None               Real Estate Taxes                               -
           None                     None               Asset Sale Related Expenses                     -
           None                     None               Foothill Capital-Secured Loan                   -
           None                     None               Union Closure Agreement                         -
           None                     None               Parts Purchases                                 -
           None                     None               Professional/Trustee Fees                       -
           None                     None               Correction Of February                          -
           None                     None               Boeing Letter of Credit                         -
           None                     None               Foothill Interest & Fees                        -
           None                     None               All Other                                       -

                                                                                       ------------------
                                                  TOTAL DISBURSEMENTS                              $   -
                                                                                       ------------------


                  You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 18)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                        FOR MONTH ENDING March 31, 2001

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)


                        Beginning Inventory                        $              -
                                                                  --------------------
                        Add: purchases                             $              -
                                                                  --------------------
                        Less: goods sold                           $              -
                                                                  --------------------
                            (cost basis)
                        Ending Inventory                           $              -
                                                                  --------------------

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                                      $        223,840
                                                                  --------------------

Payroll taxes due but unpaid                                       $              -
                                                                  --------------------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------


                                                               Amount of      Number of        Amounts of
                                         Date regular          Regular         Payments         Payments
      Name of Creditor/Lessor           payment is due         Payment        Delinquent        Delinquent *
-------------------------------------   ---------------      -------------   ------------    ----------------
MDFC Equipment Leasing Corp             21st each month       $    68,620           6          $ 411,722


* Include only post-petition payments   OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                        FOR MONTH ENDING March 31, 2001

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:


                 Beginning month balance                                       $              16,407,977
                                                                           ------------------------------
                 Add:    sales on account                                      $                  19,729
                                                                           ------------------------------
                 Less:  collections/adjustments                                $                 (45,835)
                                                                           ------------------------------
                 End of month balance                                          $              16,381,871
                                                                           ------------------------------


   0-30 Days               31-60 Days              61-90 Days               Over 90 Days (1)            End of Month
-----------------        ----------------        ---------------           -------------------         --------------
        $ 22,540                     $ -                $ 5,784                   $ 5,298,619           $ 5,326,943
-----------------        ----------------        ---------------           -------------------         --------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                 Beginning of month balance                                    $                       -
                                                                           ------------------------------
                 Add: credit extended                                          $                  217,963
                                                                           ------------------------------
                 Less: payments of account                                     $                 (217,963)
                                                                           ------------------------------
                 End of month balance                                          $                        -
                                                                           ------------------------------


   0-30 Days               31-60 Days              61-90 Days                 Over 90 Days               End of Month
-----------------        ----------------        ---------------           -------------------          --------------
             $ -                     $ -                    $ -                $          -                       $ -
-----------------        ----------------        ---------------           -------------------          --------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $11,023,647 2) Corporate $1,996 3) PPI $23,543 4) VSPD $5,743 The remaining $5,448,964 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:         ALLIED PRODUCTS CORPORATION          CASE NO.:     00 B 28798

                        FOR MONTH ENDING March 31, 2001

                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


             1.         Federal Income Taxes                    Yes      /X/      No     / /

             2.         FICA withholdings                       Yes      /X/      No     / /

             3.         Employee's withholdings                 Yes      /X/      No     / /

             4.         Employer's FICA                         Yes      /X/      No     / /

             5.         Federal Unemployment Taxes              Yes      /X/      No     / /

             6.         State Income Tax                        Yes      /X/      No     / /

             7.         State Employee withholdings             Yes      /X/      No     / /

             8.         All other state taxes                   Yes      /X/      No     / /

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                            OPERATING REPORT Page 6


-------------------------------------------------------------------------------------------------------------------------------
                        Department of the Treasury - Internal Revenue Service
(REV. 06-97)            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                              FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from       24-Feb-01 to      9-Mar-01
                                                                                     --------------   --------------

Taxes Reported on                                      Payroll Date                    9-Mar-01
form 941, Employer's                                                                 -----------------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   31,020
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                    6,156
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    1,910
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                               1,910
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                 447
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                 447
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                     4,713
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                   10,869
                                                                                                   ----------------------------

                                      Date Deposited                                 Wired To ADP 3/9/01
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                              FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                     --------------   --------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $ -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $ -
Return                                                                                             ----------------------------

                                      Date Deposited
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------

Deposit Method                    / /     Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       /X/     Electronic Federal Payment System (EFTPS) Deposit
                                ------

-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                            Wired To ADP 3/9/01        received by: (1)
-------------------------------------------------------------------------------------------------------------------------------

Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


15 of 18
Payroll 3.09                    Cat. #43099Z              Form 6123 (rev. 06-97)


-------------------------------------------------------------------------------------------------------------------------------
                        Department of the Treasury - Internal Revenue Service
(REV. 06-97)            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                              FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                     --------------   --------------

Taxes Reported on                                      Payroll Date                  Retirees Health
form 941, Employer's                                                                 -----------------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                  162,335
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                   34,523
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                   10,065
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                              10,065
                                                                                                   ----------------------------
                                                       Employer's Medicare                                               2,354
                                                                                                   ----------------------------
                                                       Employee's Medicare                                               2,354
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                   24,837
                                                                                                   ----------------------------

                                      Tax Deposited                                                 $                   59,560
                                                                                                   ----------------------------

                                      Date Deposited                                 Wired To ADP 3/23/01
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                              FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                     --------------   --------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $ -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $ -
Return                                                                                             ----------------------------

                                      Date Deposited
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------

                                ------
Deposit Method                    / /     Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       /X/     Electronic Federal Payment System (EFTPS) Deposit
                                ------

-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                           Wired To ADP 3/23/01        received by: (1)
-------------------------------------------------------------------------------------------------------------------------------

Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


16 of 18
Retirees 3.23               Cat. #43099Z                  Form 6123 (rev. 06-97)


-------------------------------------------------------------------------------------------------------------------------------
                        Department of the Treasury - Internal Revenue Service
(REV. 06-97)            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                              FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from     10-Mar-01   to    23-Mar-01
                                                                                     --------------   --------------

Taxes Reported on                                      Payroll Date                      23-Mar-01
form 941, Employer's                                                                 -----------------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   30,485
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                    6,148
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    1,887
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                               1,887
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                 441
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                 441
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    4,657
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                   10,805
                                                                                                   ----------------------------
                                      Date Deposited                                 Wired To ADP 3/23/01
                                                                                     -------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                              FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                     --------------   --------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                        -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                        -
Return                                                                                             ----------------------------

                                      Date Deposited
                                                                                     -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------

                                ------
Deposit Method                    / /     Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       /X/     Electronic Federal Payment System (EFTPS) Deposit
                                ------

-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                           Wired To ADP 3/23/01        received by: (1)
-------------------------------------------------------------------------------------------------------------------------------

Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


17 of 18
Payroll 3.23                    Cat. #43099Z              Form 6123 (rev. 06-97)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, RICHARD DREXLER , acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                    --------------------------------------------
                                    For the Debtor In Possession (Trustee)

                                    Print or type name and capacity of person signing this Declaration:

                                                Richard A. Drexler
                                    --------------------------------------------

                                         Chairman, President, CEO and CFO
                                    --------------------------------------------




DATED:
      ------------------------------


                            OPERATING REPORT Page 8